                                                                  EXHIBIT 4-174

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of August 1, 1995

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                           1995 SERIES AP, DUE SEPTEMBER 1, 2025

                   (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                           1995 SERIES BP, DUE AUGUST 15, 2025

                                      AND

                         (C) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                                        PAGE
                                                                        ---
PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     5
  Bonds to be 1995 Series AP and 1995 Series BP......................     5
  Further Assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     5
PART I.
CREATION OF THREE HUNDRED EIGHTEENTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1995 SERIES AP
Sec. 1. Certain terms of Bonds of 1995 Series AP.....................     6
Sec. 2. Redemption of Bonds of 1995 Series AP........................     8
Sec. 3.Redemption of Bonds of 1995 Series AP in event of acceleration
       of Strategic Fund Revenue Bonds...............................     8
Sec. 4. Form of Bonds of 1995 Series AP..............................     9
        Form of Trustee's Certificate................................    14
PART II.
CREATION OF THREE HUNDRED NINETEENTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1995 SERIES BP
Sec. 1. Certain terms of Bonds of 1995 Series BP.....................    15
Sec. 2. Redemption of Bonds of 1995 Series BP........................    17
Sec. 3.Redemption of Bonds of 1995 Series BP in event of acceleration
       of Strategic Fund Revenue Bonds...............................    17
Sec. 4. Form of Bonds of 1995 Series BP..............................    18
        Form of Trustee's Certificate................................    23
PART III.
RECORDING AND FILING DATA
Recording and filing of Original Indenture...........................    24
Recording and filing of Supplemental Indentures......................    24
Recording of Certificates of Provision for Payment...................    30
PART IV.
THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee...............    30
PART V.
MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act................    30
Execution in Counterparts............................................    30
Testimonium..........................................................    31
Execution............................................................    31
Acknowledgement of execution by Company..............................    31
Acknowledgement of execution by Trustee..............................    32
Affidavit as to consideration and good faith.........................    33

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

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PARTIES.             SUPPLEMENTAL INDENTURE, dated as of the first day of August, in the year one thousand nine hundred and ninety-five, between THE DETROIT EDISON
                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan,
                     The City and State of New York, as Trustee under the Mortgage and Deed of
                     Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL             WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1,
                     1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991,
                     November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992,
                     July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
                     January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                     1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993,
                     March 1, 1994, June 15, 1994, August 15, 1994 and December 1, 1994
                     supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all
                     indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF             WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE     WHEREAS, bonds in the principal amount of Eight billion three hundred
ISSUED.              twenty- eight million five hundred seventy-seven thousand dollars
                     ($8,328,577,000) have heretofore been issued under the indenture as follows, viz:
                          (1)  Bonds of Series A                -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                -- Principal Amount $40,000,000,
                         (12)  Bonds of Series L                -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                -- Principal Amount $40,000,000,
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
                         (14)  Bonds of Series N                -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                -- Principal Amount $70,000,000,
                         (17)  Bonds of Series Q                -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                -- Principal Amount $50,000,000,
                         (19)  Bonds of Series AA               -- Principal Amount $100,000,000,
                         (20)  Bonds of Series BB               -- Principal Amount $50,000,000,
                         (21)  Bonds of Series CC               -- Principal Amount $50,000,000,
                         (22)  Bonds of Series UU               -- Principal Amount $100,000,000,
                      (23-31)  Bonds of Series DDP Nos. 1-9     -- Principal Amount $14,305,000,
                      (32-45)  Bonds of Series FFR Nos. 1-14    -- Principal Amount $45,600,000,
                      (46-67)  Bonds of Series GGP Nos. 1-22    -- Principal Amount $42,300,000,
                         (68)  Bonds of Series HH               -- Principal Amount $50,000,000,
                      (69-90)  Bonds of Series IIP Nos. 1-22    -- Principal Amount $3,750,000,
                      (91-98)  Bonds of Series JJP Nos. 1-8     -- Principal Amount $6,850,000,
                     (99-106)  Bonds of Series KKP Nos. 1-8     -- Principal Amount $14,890,000,
                    (107-121)  Bonds of Series LLP Nos. 1-15    -- Principal Amount $8,850,000,
                    (122-142)  Bonds of Series NNP Nos. 1-21    -- Principal Amount $47,950,000,
                    (143-160)  Bonds of Series OOP Nos. 1-18    -- Principal Amount $18,880,000,
                    (161-179)  Bonds of Series QQP Nos. 1-19    -- Principal Amount $13,650,000,
                    (180-194)  Bonds of Series TTP Nos. 1-15    -- Principal Amount $3,800,000,
                        (195)  Bonds of 1980 Series A           -- Principal Amount $50,000,000,
                    (196-220)  Bonds of 1980 Series CP Nos.
                               1-25                             -- Principal Amount $35,000,000,
                    (221-231)  Bonds of 1980 Series DP Nos.
                               1-11                             -- Principal Amount $10,750,000,
                    (232-247)  Bonds of 1981 Series AP Nos.
                               1-16                             -- Principal Amount $124,000,000,
                        (248)  Bonds of 1985 Series A           -- Principal Amount $35,000,000,
                        (249)  Bonds of 1985 Series B           -- Principal Amount $50,000,000,
                        (250)  Bonds of Series PP               -- Principal Amount $70,000,000,
                        (251)  Bonds of Series RR               -- Principal Amount $70,000,000,
                        (252)  Bonds of Series EE               -- Principal Amount $50,000,000,
                    (253-254)  Bonds of Series MMP and MMP No.
                               2                                -- Principal Amount $5,430,000,
                        (255)  Bonds of Series T                -- Principal Amount $75,000,000,
                        (256)  Bonds of Series U                -- Principal Amount $75,000,000,
                        (257)  Bonds of 1986 Series B           -- Principal Amount $100,000,000,
                        (258)  Bonds of 1987 Series D           -- Principal Amount $250,000,000,
                        (259)  Bonds of 1987 Series E           -- Principal Amount $150,000,000,
                        (260)  Bonds of 1987 Series C           -- Principal Amount $225,000,000,
                        (261)  Bonds of Series V                -- Principal Amount $100,000,000,
                        (262)  Bonds of Series SS               -- Principal Amount $150,000,000,
                        (263)  Bonds of 1980 Series B           -- Principal Amount $100,000,000,
                        (264)  Bonds of 1986 Series C           -- Principal Amount $200,000,000,
                        (265)  Bonds of 1986 Series A           -- Principal Amount $200,000,000,
                        (266)  Bonds of 1987 Series B           -- Principal Amount $175,000,000,
                        (267)  Bonds of Series X                -- Principal Amount $100,000,000,
                        (268)  Bonds of 1987 Series F           -- Principal Amount $200,000,000,
                        (269)  Bonds of 1987 Series A           -- Principal Amount $300,000,000,
                        (270)  Bonds of Series Y                -- Principal Amount $60,000,000,
                        (271)  Bonds of Series Z                -- Principal Amount $100,000,000,
                        (272)  Bonds of 1989 Series A           -- Principal Amount $300,000,000,
                        (273)  Bonds of 1984 Series AP          -- Principal Amount $2,400,000
                        (274)  Bonds of 1984 Series BP          -- Principal Amount $7,750,000
                   all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;
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                   (275) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (276) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                   (277-283) Bonds of Series KKP Nos. 9-15 in the principal amount of One hundred ninety-nine million five hundred ninety thousand dollars
                   ($199,590,000), all of which are outstanding at the date hereof;

                   (284) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                   (285) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars
                   ($194,649,000) of which Thirty-seven million six hundred seventy-four thousand dollars ($37,674,000) principal amount have heretofore been retired and One hundred fifty-six million nine hundred seventy-five thousand dollars ($156,975,000) principal amount are outstanding at the date hereof;

                   (286) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars
                   ($256,932,000) of which Fifty-seven million ninety-six thousand dollars
                   ($57,096,000) principal amount have heretofore been retired and One hundred ninety-nine million eight hundred thirty-six thousand dollars
                   ($199,836,000) principal amount are outstanding at the date hereof;

                   (287) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Twenty million five hundred fourteen thousand dollars ($20,514,000)
                   principal amount have heretofore been retired and Sixty-four million nine hundred sixty-one thousand dollars ($64,961,000) principal amount are outstanding at the date hereof;

                   (288) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                   (289) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                   (290) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                   (291) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                   (292) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                   (293) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                   (294) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                   (295) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                   (296) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Ten million dollars
                   ($10,000,000) principal amount have heretofore been retired and Two hundred ninety million ($290,000,000) principal amount are outstanding at the date hereof;
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                   (297) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                   (298) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (299) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                   (300) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (301) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (302) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Ten million dollars
                   ($10,000,000) principal amount have heretofore been retired and Three hundred ninety million ($390,000,000) principal amount are outstanding at the date hereof;
                   (303) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;
                   (304) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;
                   (305) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;
                   (306) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which Thirty million dollars
                   ($30,000,000) principal amount have heretofore been retired and Two hundred seventy million ($270,000,000) principal amount are outstanding at the date hereof;
                   (307) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;
                   (308) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;
                   (309) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;
                   (310) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;
                   (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;
                   (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;
                   (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;
                   (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;
                   and, accordingly, of the bonds so issued, Three billion four hundred ninety-five million one hundred twenty-two thousand dollars
                   ($3,495,122,000) principal amount are outstanding at the date hereof; and

                   REASON FOR
                   CREATION OF
                   NEW SERIES.
                     WHEREAS,
                     the
                     Michigan
                     Strategic
                     Fund has
                     agreed to
                     issue and
                     sell
                     $97,000,000
                     principal
                     amount of
                     its Limited
                     Obligation
                     Refunding
                     Revenue
                     Bonds
                     (The
                     Detroit
                     Edison
                     Company
                     Pollution
                     Control
                     Bonds
                     Project),
                     Collateralized
                     Series
                     1995AA,
                     in
                     order
                     to
                     provide
                     funds
                     for the
                     refunding
                     of
                     certain
                     pollution
                     control
                     related
                     bonds
                     previously
                     issued to
                     finance
                     pollution
                     control
                     projects
                     of the
                     Company;
                     and
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                       WHEREAS, THE COMPANY WILL ENTER INTO A LOAN AGREEMENT, DATED AS OF
                     SEPTEMBER 1, 1995, WITH THE MICHIGAN STRATEGIC FUND IN CONNECTION WITH THE
                     ISSUANCE OF THE COLLATERALIZED SERIES 1995AA BONDS IN ORDER TO REFUND
                     CERTAIN POLLUTION CONTROL RELATED BONDS, AND PURSUANT TO SUCH LOAN
                     AGREEMENT THE COMPANY HAS AGREED TO ISSUE ITS GENERAL AND REFUNDING
                     MORTGAGE BONDS UNDER THE INDENTURE IN ORDER FURTHER TO SECURE ITS
                     OBLIGATIONS UNDER SUCH LOAN AGREEMENT; AND
                       WHEREAS, THE MICHIGAN STRATEGIC FUND HAS AGREED TO ISSUE AND SELL
                     $22,175,000 PRINCIPAL AMOUNT OF ITS LIMITED OBLIGATION REFUNDING REVENUE
                     BONDS (THE DETROIT EDISON COMPANY POLLUTION CONTROL BONDS PROJECT),
                     COLLATERALIZED SERIES 1995BB, IN ORDER TO PROVIDE FUNDS FOR THE REFUNDING
                     OF CERTAIN POLLUTION CONTROL RELATED BONDS PREVIOUSLY ISSUED TO FINANCE
                     POLLUTION CONTROL PROJECTS OF THE COMPANY; AND
                       WHEREAS, THE COMPANY WILL ENTER INTO A LOAN AGREEMENT, DATED AS OF
                     AUGUST 1, 1995, WITH THE MICHIGAN STRATEGIC FUND IN CONNECTION WITH THE
                     ISSUANCE OF THE COLLATERALIZED SERIES 1995BB BONDS IN ORDER TO REFUND
                     CERTAIN POLLUTION CONTROL RELATED BONDS, AND PURSUANT TO SUCH LOAN
                     AGREEMENT THE COMPANY HAS AGREED TO ISSUE ITS GENERAL AND REFUNDING
                     MORTGAGE BONDS UNDER THE INDENTURE IN ORDER FURTHER TO SECURE ITS
                     OBLIGATIONS UNDER SUCH LOAN AGREEMENT; AND
                       WHEREAS, FOR SUCH PURPOSES THE COMPANY DESIRES TO ISSUE NEW SERIES OF
                     BONDS TO BE ISSUED UNDER THE INDENTURE AND TO BE AUTHENTICATED AND
                     DELIVERED PURSUANT TO SECTION 8 OF ARTICLE III OF THE INDENTURE; AND
BONDS TO BE            WHEREAS, THE COMPANY DESIRES BY THIS SUPPLEMENTAL INDENTURE TO CREATE
1995 SERIES AP AND   NEW SERIES OF BONDS, TO BE DESIGNATED "GENERAL AND REFUNDING MORTGAGE
1995 SERIES BP.      BONDS, 1995 SERIES AP" AND "GENERAL AND REFUNDING MORTGAGE BONDS, 1995
                     SERIES BP"; AND
FURTHER                WHEREAS, THE ORIGINAL INDENTURE, BY ITS TERMS, INCLUDES IN THE PROPERTY
ASSURANCE.           SUBJECT TO THE LIEN THEREOF ALL OF THE ESTATES AND PROPERTIES, REAL,
                     PERSONAL AND MIXED, RIGHTS, PRIVILEGES AND FRANCHISES OF EVERY NATURE AND
                     KIND AND WHERESOEVER SITUATE, THEN OR THEREAFTER OWNED OR POSSESSED BY OR
                     BELONGING TO THE COMPANY OR TO WHICH IT WAS THEN OR AT ANY TIME THEREAFTER
                     MIGHT BE ENTITLED IN LAW OR IN EQUITY (SAVING AND EXCEPTING, HOWEVER, THE
                     PROPERTY THEREIN SPECIFICALLY EXCEPTED OR RELEASED FROM THE LIEN THEREOF),
                     AND THE COMPANY THEREIN COVENANTED THAT IT WOULD, UPON REASONABLE REQUEST,
                     EXECUTE AND DELIVER SUCH FURTHER INSTRUMENTS AS MAY BE NECESSARY OR PROPER
                     FOR THE BETTER ASSURING AND CONFIRMING UNTO THE TRUSTEE ALL OR ANY PART OF
                     THE TRUST ESTATE, WHETHER THEN OR THEREAFTER OWNED OR ACQUIRED BY THE
                     COMPANY (SAVING AND EXCEPTING, HOWEVER, PROPERTY SPECIFICALLY EXCEPTED OR
                     RELEASED FROM THE LIEN THEREOF); AND
AUTHORIZATION          WHEREAS, the Company in the exercise of the powers and authority
OF SUPPLEMENTAL      conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and
                       WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
CONSIDERATION          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
FOR SUPPLEMENTAL     Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:
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
                       PART I.
                       CREATION OF THREE HUNDRED EIGHTEENTH
                     SERIES OF BONDS.
                       GENERAL AND REFUNDING MORTGAGE BONDS,
                     1995 SERIES AP

CERTAIN TERMS          SECTION 1. The Company hereby creates the Three hundred eighteenth
OF BONDS OF          series of bonds to be issued under and secured by the Original Indenture
1995 SERIES AP.      as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1995 Series
                     AP" (elsewhere herein referred to as the "bonds of 1995 Series AP"). The aggregate principal amount of bonds of 1995 Series AP shall be limited to
                     Ninety-seven million dollars ($97,000,000), except as provided in Sections
                     7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       Each bond of 1995 Series AP is to be irrevocably assigned to, and registered in the name of, NBD Bank, as trustee, or a successor trustee
                     (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of September 1, 1995 (hereinafter called the "Strategic Fund
                     Trust Indenture"), between the Michigan Strategic Fund (hereinafter called
                     "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to
                     secure payment of the Michigan Strategic Fund Limited Obligation Refunding
                     Revenue Bonds (The Detroit Edison Company Pollution Control Bonds
                     Project), Collateralized Series 1995AA (hereinafter called the "Strategic
                     Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic
                     Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of September 1, 1995 (hereinafter called the "Strategic Fund
                     Agreement"), between the Company and the Strategic Fund.

                       The bonds of 1995 Series AP shall be issued as registered bonds without coupons in denominations of a multiple of $5,000. The bonds of 1995 Series
                     AP shall be issued in the aggregate principal amount of $97,000,000, shall mature on September 1, 2025 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 1996), at the rate of 6.40%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the
                     Indenture.

                       The bonds of 1995 Series AP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1995 Series AP shall be payable, both as to principal and interest, at the office or agency of the
                     Company in the Borough of Manhattan, The City and State of New York, in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                       Except as provided herein, each bond of 1995 Series AP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of
                     1995 Series AP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to
                     March 1, 1996, in which case interest shall be payable from September 1,
                     1995.

                       The bonds of 1995 Series AP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1995
                     Series AP). Until bonds of 1995 Series AP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1995
                     Series AP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1995 Series AP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1995 Series AP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Bonds of 1995 Series AP shall not be assignable or transferable except as may be required to effect a transfer to any successor trustee under the
                     Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund
                     Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of
                     Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                     in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1995 Series AP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1995 Series
                     AP upon the terms and conditions specified herein and in Section 7 of
                     Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1995 Series AP, during any period of ten days next preceding any redemption date for such bonds.

                       Bonds of 1995 Series AP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic
                     Fund Agreement.

                       Upon payment of the principal or premium, if any, or interest on the
                     Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust
                     Indenture, bonds of 1995 Series AP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of 1995 Series AP shall be redeemed on the date and in
OF BONDS OF          the respective principal amount which correspond to the redemption date
1995 SERIES AP.      for, and the principal amount to be redeemed of, the Strategic Fund
                     Revenue Bonds.
                     In the event the Company elects to redeem any Strategic Fund Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund
                     Trust Indenture, the Company shall on the same date redeem bonds of 1995
                     Series AP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1995
                     Series AP on the same date as it gives notice of redemption of Strategic
                     Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION             SECTION 3. In the event of an Event of Default under the Strategic Fund
OF BONDS OF 1995     Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds,
SERIES AP IN EVENT   the bonds of 1995 Series AP shall be redeemable in whole upon receipt by
OF ACCELERATION      the Trustee of a written demand (hereinafter called a "Redemption Demand")
OF STRATEGIC FUND    from the Strategic Fund Trust Indenture Trustee stating that there has
REVENUE BONDS.       occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue
                     Bonds has been paid (such date being hereinafter referred to as the
                     "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such
                     Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the
                     Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may
                     be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the
                     Trustee shall not have received such notice fixing the Demand Redemption
                     Date on or before the 10th day preceding the earlier of such dates, the
                     Demand Redemption Date shall be deemed to be the earlier of such dates.
                     The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic
                     Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                       Each bond of 1995 Series AP shall be redeemed by the Company on the
                     Demand Redemption Date therefore upon surrender thereof by the Strategic
                     Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the
                     Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund
                     Revenue Bonds; provided, however, that in the event of a receipt by the
                     Trustee of a notice that, pursuant to Section 604 of the Strategic Fund
                     Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic
                     Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                       Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its
                     President or one of its Vice Presidents.

FORM OF BONDS          SECTION 4. The bonds of 1995 Series AP and the form of Trustee's
OF 1995 SERIES AP.   Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                       [FORM OF FACE OF BOND]

                       THE DETROIT EDISON COMPANY
                     General and Refunding Mortgage Bond
                     1995 Series AP, 6.40% due September 1, 2025

                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of
                     September 1, 1995 between the Michigan Strategic Fund and NBD Bank, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an
                     Event of Default under said Trust Indenture.

                       $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the
                     Company's office or agency in the Borough of Manhattan, The City and State
                     of New York, the principal sum of                dollars ($          ) in
                     lawful money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from September 1, 1995, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 1996), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       Under a Trust Indenture, dated as of September 1, 1995 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan
                     Strategic Fund (hereinafter called "Strategic Fund"), and NBD Bank, as trustee (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the Strategic Fund has issued Limited Obligation Refunding Revenue Bonds
                     (The Detroit Edison Company Pollution Control Bonds Project),
                     Collateralized Series 1995AA (hereinafter called the "Strategic Fund
                     Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture
                     Trustee so as to secure the payment of the Strategic Fund Revenue Bonds.
                     Payments of principal of, or premium, if any, or interest on, Strategic
                     Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its Vice
                     President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an
                     Assistant Corporate Secretary with his or her manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By ............................
                                                                 Chairman of the Board
                                                                 ............................
                                                                     Vice President
                     Attest:                                         and Treasurer
                     ............................
                     Vice President and
                     Corporate Secretary

                       [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1995 Series AP, limited to an aggregate principal amount of $97,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
                     Section 3 of Article VI of said Indenture) by an Indenture, dated as of
                     October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1, 1995) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security
                     (which Indenture and all indentures supplemental thereto, including the
                     Supplemental Indenture dated as of August 1, 1995, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the
                     Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture);
                     provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                       This bond is redeemable upon the terms and conditions set forth in the
                     Indenture, including provision for redemption upon demand of the Strategic
                     Fund Trust Indenture Trustee following the occurrence of an Event of
                     Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1995 Series AP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                       Upon payment of the principal of, or premium, if any, or interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund
                     Trust Indenture, bonds of 1995 Series AP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the
                     Trustee.

                       This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust
                     Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and
                     State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By ...........................
                                                Authorized Officer

                       PART II.
                       CREATION OF THREE HUNDRED NINETEENTH
                     SERIES OF BONDS.
                       GENERAL AND REFUNDING MORTGAGE BONDS,
                     1995 SERIES BP

CERTAIN TERMS          SECTION 1. The Company hereby creates the Three hundred nineteenth
OF BONDS OF          series of bonds to be issued under and secured by the Original Indenture
1995 SERIES BP.      as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1995 Series
                     BP" (elsewhere herein referred to as the "bonds of 1995 Series BP"). The aggregate principal amount of bonds of 1995 Series BP shall be limited to
                     Twenty-two million one hundred seventy-five thousand dollars
                     ($22,175,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       Each bond of 1995 Series BP is to be irrevocably assigned to, and registered in the name of, Comerica Bank, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust
                     Indenture, dated as of August 1, 1995 (hereinafter called the "Strategic
                     Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee,
                     to secure payment of the Michigan Strategic Fund Limited Obligation
                     Refunding Revenue Bonds (The Detroit Edison Company Pollution Control
                     Bonds Project), Collateralized Series 1995BB (hereinafter called the
                     "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the
                     Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the
                     Company has agreed to refund pursuant to the provisions of the Loan
                     Agreement, dated as of August 1, 1995 (hereinafter called the "Strategic
                     Fund Agreement"), between the Company and the Strategic Fund.

                       The bonds of 1995 Series BP shall be issued as registered bonds without coupons in denominations of a multiple of $5,000. The bonds of 1995 Series
                     BP shall be issued in the aggregate principal amount of $22,175,000, shall mature on August 15, 2025 and shall bear interest, payable semi-annually on February 15 and August 15 of each year (commencing February 15, 1996), at the rate of 6.20%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                       The bonds of 1995 Series BP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1995 Series BP shall be payable, both as to principal and interest, at the office or agency of the
                     Company in the Borough of Manhattan, The City and State of New York, in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                       Except as provided herein, each bond of 1995 Series BP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 15 or August 15 next preceding the date thereof to which interest has been paid on bonds of
                     1995 Series BP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to
                     February 15, 1996, in which case interest shall be payable from August 1,
                     1995.

                       The bonds of 1995 Series BP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1995
                     Series BP). Until bonds of 1995 Series BP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1995
                     Series BP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1995 Series BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1995 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Bonds of 1995 Series BP shall not be assignable or transferable except as may be required to effect a transfer to any successor trustee under the
                     Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund
                     Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of
                     Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                     in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1995 Series BP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1995 Series
                     BP upon the terms and conditions specified herein and in Section 7 of
                     Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1995 Series BP, during any period of ten days next preceding any redemption date for such bonds.

                       Bonds of 1995 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic
                     Fund Agreement.

                       Upon payment of the principal or premium, if any, or interest on the
                     Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust
                     Indenture, bonds of 1995 Series BP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of 1995 Series BP shall be redeemed on the date and in
OF BONDS OF          the respective principal amount which correspond to the redemption date
1995 SERIES BP.      for, and the principal amount to be redeemed of, the Strategic Fund
                     Revenue Bonds.
                     In the event the Company elects to redeem any Strategic Fund Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund
                     Trust Indenture, the Company shall on the same date redeem bonds of 1995
                     Series BP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1995
                     Series BP on the same date as it gives notice of redemption of Strategic
                     Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION             SECTION 3. In the event of an Event of Default under the Strategic Fund
OF BONDS OF 1995     Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds,
SERIES BP IN EVENT   the bonds of 1995 Series BP shall be redeemable in whole upon receipt by
OF ACCELERATION      the Trustee of a written demand (hereinafter called a "Redemption Demand")
OF STRATEGIC FUND    from the Strategic Fund Trust Indenture Trustee stating that there has
REVENUE BONDS.       occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue
                     Bonds has been paid (such date being hereinafter referred to as the
                     "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such
                     Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the
                     Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may
                     be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the
                     Trustee shall not have received such notice fixing the Demand Redemption
                     Date on or before the 10th day preceding the earlier of such dates, the
                     Demand Redemption Date shall be deemed to be the earlier of such dates.
                     The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic
                     Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                       Each bond of 1995 Series BP shall be redeemed by the Company on the
                     Demand Redemption Date therefore upon surrender thereof by the Strategic
                     Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the
                     Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund
                     Revenue Bonds; provided, however, that in the event of a receipt by the
                     Trustee of a notice that, pursuant to Section 604 of the Strategic Fund
                     Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic
                     Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                       Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its
                     President or one of its Vice Presidents.

FORM OF BONDS          SECTION 4. The bonds of 1995 Series BP and the form of Trustee's
OF 1995 SERIES BP.   Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                       [FORM OF FACE OF BOND]

                       THE DETROIT EDISON COMPANY
                     General and Refunding Mortgage Bond
                     1995 Series BP, 6.20% due August 15, 2025

                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of
                     August 1, 1995 between the Michigan Strategic Fund and Comerica Bank, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an
                     Event of Default under said Trust Indenture.

                       $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the
                     Company's office or agency in the Borough of Manhattan, The City and State
                     of New York, the principal sum of                dollars ($          ) in
                     lawful money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from August 1, 1995, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on February 15 and August 15 of each year (commencing February 15, 1996), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       Under a Trust Indenture, dated as of August 1, 1995 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund
                     (hereinafter called "Strategic Fund"), and Comerica Bank, as trustee
                     (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the
                     Strategic Fund has issued Limited Obligation Refunding Revenue Bonds (The
                     Detroit Edison Company Pollution Control Bonds Project), Collateralized
                     Series 1995BB (hereinafter called the "Strategic Fund Revenue Bonds").
                     This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue
                     Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its Vice
                     President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an
                     Assistant Corporate Secretary with his or her manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By ............................
                                                                 Chairman of the Board
                                                                 ............................
                                                                     Vice President
                     Attest:                                         and Treasurer
                     ............................
                     Vice President and
                     Corporate Secretary

                       [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1995 Series BP, limited to an aggregate principal amount of $22,175,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
                     Section 3 of Article VI of said Indenture) by an Indenture, dated as of
                     October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1, 1995) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security
                     (which Indenture and all indentures supplemental thereto, including the
                     Supplemental Indenture dated as of August 1, 1995, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the
                     Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture);
                     provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                       This bond is redeemable upon the terms and conditions set forth in the
                     Indenture, including provision for redemption upon demand of the Strategic
                     Fund Trust Indenture Trustee following the occurrence of an Event of
                     Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1995 Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                       Upon payment of the principal of, or premium, if any, or interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund
                     Trust Indenture, bonds of 1995 Series BP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the
                     Trustee.

                       This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust
                     Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and
                     State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By ...........................
                                                Authorized Officer

                       PART III.
                     RECORDING AND FILING DATA

RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and Ad-     September 1, 1947
                                                          ditional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional Provi-
                                                          sions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                          Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                          Subject Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    July 31, 1992.....................  1992 Series D              November 30, 1992
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                          Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                          Subject Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    November 30, 1992.................  1992 Series E and 1993     March 15, 1993
                                                          Series D
                    December 15, 1992.................  Series KKP No. 14 and      March 15, 1992
                                                          1989 Series BP No. 2
                    January 1, 1993...................  1993 Series C              April 1, 1993
                    March 1, 1993.....................  1993 Series E              June 30, 1993
                    March 15, 1993....................  1993 Series D              September 15, 1993
                    April 1, 1993.....................  1993 Series FP and 1993    September 15, 1993
                                                          Series IP
                    April 26, 1993....................  1993 Series G and          September 15, 1993
                                                          Amendment of Article
                                                          II, Section 5
                    May 31, 1993......................  1993 Series J              September 15, 1993
                    September 15, 1993................  1993 Series K              March 1, 1994
                    March 1, 1994.....................  1994 Series AP             June 15, 1994
                    June 15, 1994.....................  1994 Series BP             December 1, 1994
                    August 15, 1994...................  1994 Series C              December 1, 1994
                    December 1, 1994..................  Series KKP No. 15 and      August 1, 1995
                                                          1994 Series DP

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                         Further, pursuant to the terms and provisions of the Original
                     Indenture, a Supplemental Indenture dated as December 1, 1994 providing for the terms of bonds to be issued thereunder of Series KKP No. 15 and
                     1994 Series DP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of
                     Michigan as a financing statement on March 29, 1994 (Filing No. 41262B), has been filed and recorded in the Office of the Interstate Commerce
                     Commission (Recordation No. 5485-MMMM) on March 29, 1994, and has been recorded as a real estate mortgage in the offices of the respective
                     Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                  LIBER OF
                                                                                  MORTGAGES
                                                                                  OR COUNTY
                                        COUNTY                        RECORDED     RECORDS       PAGE
                    -----------------------------------------------   ---------   ---------    ---------
                    Genesee........................................   3-30-94      3013         800-823
                    Huron..........................................   3-29-94       623         481-504
                    Ingham.........................................   3-30-94      2164         976-999
                    Lapeer.........................................   3-29-94       850         362-385
                    Lenawee........................................   3-29-94      1306         122-145
                    Livingston.....................................   3-29-94      1812        0662-0685
                    Macomb.........................................   3-29-94      06275        627-650
                    Mason..........................................   3-29-94       438        1607-1630
                    Monroe.........................................   3-30-94      1371        0909-0932
                    Oakland........................................   3-29-94      14565        148-171
                    St. Clair......................................   3-29-94      1338         776-799
                    Sanilac........................................   3-29-94       454         784-807
                    Tuscola........................................   3-30-94       656         497-520
                    Washtenaw......................................   3-29-94      2956         926-949
                    Wayne..........................................   3-29-94      27268        90-113

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
FOR PAYMENT.         1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                     Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                     1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981
                     Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985
                     Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2 and 1989 Series A
                     which were issued under Supplemental Indentures dated as of, respectively,
                     June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932, September
                     25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November
                     15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955,
                     August 15, 1957, December 15, 1970, November 15, 1971, January 15, 1973,
                     May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, February
                     1, 1976, June 15, 1976, July 15, 1976, October 1, 1977, March 1, 1977,
                     July 1, 1979, March 1, 1977, March 1, 1977, March 1, 1977, September 1,
                     1979, July 1, 1977, July 1, 1979, September 15, 1979, October 1, 1977,
                     June 1, 1978, October 1, 1977, July 1, 1979, January 1, 1980, August 15,
                     1980, November 1, 1981, October 1, 1984, May 1, 1985, May 15, 1985,
                     January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
                     February 15, 1977, September 1, 1979 and June 15, 1989 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E,
                     F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1
                     and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.
                       PART IV.
                     THE TRUSTEE.
TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:
                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.
                       PART V.
                     MISCELLANEOUS.
CONFIRMATION OF          Except to the extent specifically provided therein, no provision of
SECTION 318(C) OF    this supplemental indenture or any future supplemental indenture is
TRUST INDENTURE      intended to modify, and the parties do hereby adopt and confirm, the
ACT                  provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15,
                     1990.
EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUM-
COUNTERPARTS.        BER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE
                     AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND
                     THE SAME INSTRUMENT.

TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS TRUST
                     COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                     CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS,
                     VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT
                     TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED
                     BY THEIR RESPECTIVE SECRETARIES, ASSISTANT SECRETARIES, TREASURERS OR
                     ASSISTANT TREASURERS ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.
                                                          THE DETROIT EDISON COMPANY,
                    (Corporate Seal)                      By
                                                              C. C. Arvani
                                                              Assistant Treasurer

EXECUTION.          Attest:
                    Elaine M. Godfrey
                    Assistant Corporate Secretary
                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of
                    Jack L. Somers
                    Cathy M. Lewis
                    STATE OF MICHIGAN
                    SS.:
                    COUNTY OF WAYNE
ACKNOWLEDGEMENT      On this 1st day of August, 1995, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of Wayne, in the State of Michigan,
BY COMPANY.          personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit,
                     Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON
                     COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said C. C.
                     Arvani, acknowledged said instrument to be the free act and deed of said corporation.
                              (Notarial Seal)                  Judith Thun, Notary Public
                                                                    Wayne County, MI
                                                              My Commission Expires 6-6-99

                                                          BANKERS TRUST COMPANY,
                    (Corporate Seal)                      By
                                                          James McDonough
                                                          Assistant Vice President
                    Attest:
                    Scott Thiel
                    Assistant Treasurer
                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of
                    Gina Evangelista
                    Jason C. Theriault
                             STATE OF NEW YORK
                                    SS.:
                             COUNTY OF NEW YORK
ACKNOWLEDGEMENT      On this 2nd day of August, 1995, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of New York, in the State of New York,
BY TRUSTEE.          personally appeared James McDonough, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany
                     Street, New York, New York 10015, and he is Assistant Vice President of
                     BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                     Directors and that he subscribed his name thereto by like authority; and
                     said James McDonough acknowledged said instrument to be the free act and deed of said corporation.
                              (Notarial Seal)
                                                                      Carol Allen
                                                            Notary Public, State of New York
                                                                     No. 24-4820187
                                                               Qualified in Kings County
                                                               Commission Expires 2-16-96

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE

AFFIDAVIT AS TO      C. C. Arvani, being duly sworn, says: that he is the Assistant Treasurer
CONSIDERATION        of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing
AND GOOD FAITH.      instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                       C. C. Arvani
                    Sworn to before me this 1st day of
                                 August, 1995

                          Judith Thun, Notary Public
                               Wayne County, MI
                         My Commission Expires 6-6-99
                               (Notarial Seal)
                    This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue,
                                              Detroit, Michigan 48226